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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 5, 2004

                               EMCORE CORPORATION


               (Exact name of registrant as specified in charter)



        New Jersey                   0-22175                  22-2746503
   -------------------             ------------              --------------
     State or other               (Commission               (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation



145 Belmont Drive, Somerset, New Jersey                              08873
---------------------------------------                            ----------
 (Address of principal offices)                                    (Zip Code)


Registrant's telephone number including area code     (732) 271-9090


(Former name or former address, if changed since last report) NOT APPLICABLE



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

99.1     Press Release dated May 5, 2004
99.2 Transcript of Second Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP

Item 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On May 5, 2004, EMCORE Corporation (the "Registrant") issued the Press Release annexed hereto as Exhibit 99.1. On May 6, 2004, management of the Registrant held a conference call concerning, among other things, its financial results for the quarter ended March 31, 2004. A transcript of the conference call is annexed hereto as Exhibit 99.2

Certain non-GAAP measures are also set forth in Exhibit 99.2. A non-GAAP financial measure is a numerical measure of a company's performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The Registrant believes that the additional non-GAAP measures are useful to investors for financial analysis. Management uses these measures internally to evaluate its operating performance and the measures are used for planning and forecasting of future periods. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The disclosure in Exhibit
99.2 allows investors to reconcile the non-GAAP measures to GAAP.

The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.








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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       EMCORE CORPORATION
                                       (Registrant)

                                       By:  /s/ Thomas G. Werthan
                                            -----------------------------------
                                            Thomas G. Werthan
                                            Chief Financial Officer
Dated:  May 7, 2004



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                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

99.1              Press Release dated May 5, 2004
99.2 Transcript of Second Quarter Earnings Release Conference Call and Reconciliation of Non-GAAP Financial Measures to GAAP